INCOME TAXES	12 Months Ended
Dec. 31, 2010
INCOME TAXES

NOTE 5 — INCOME TAXES:

At December 31, 2010 and 2009, the Company had a federal operating loss carryforward of approximately $110,222 and $79,781 respectively, which begins to expire between 2026 and 2029.

Components of net deferred tax assets, including a valuation allowance, are as follows at December 31:

	2010	2009
Deferred tax assets:
Net operating loss carryforward	$110,222	$79,781
Total deferred tax assets	38,578	27,923
Less: Valuation Allowance	(38,578)	(27,923)
Net Deferred Tax Assets	$—	$—

The valuation allowance for deferred tax assets as of December 31, 2010 and 2009 was $38,578 and $27,923, respectively. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of December 31, 2010 and 2009, and recorded a full valuation allowance.

Reconciliation between the statutory rate and the effective tax rate is as follows for the years ended December 31:

	2010	2009
Federal statutory tax rate	(35.0)%	(35.0)%
Change in valuation allowance	35.0%	35.0%
Effective tax rate	0.0%	0.0%